EXHIBIT 99.1

Simmons First Announces Fourth Quarter Earnings of $5.6 Million

PINE BLUFF, Ark., Jan. 15, 2009 (GLOBE NEWSWIRE) -- Simmons First National Corporation (Nasdaq:SFNC) today announced fourth quarter 2008 earnings of $5.6 million, or $0.40 diluted earnings per share for the quarter ended December 31, 2008, compared to $0.44 per share for the same period in 2007.

"While the national economy continues to be under considerable stress, the Arkansas economy has fared much better, to date, due to the fact that we simply do not have the same highs and lows as seen in many other regions throughout our country. Considering the challenges in the economy, we are very pleased with our earnings of $5.6 million," commented J. Thomas May, chairman and CEO. "We believe it is the strength of our capital, asset quality and liquidity that enables us to navigate through these turbulent times."

Net income for the year ended December 31, 2008 was $26.9 million, or $1.91 diluted earnings per share, relatively unchanged from $1.92 per share for the same period in 2007. During the first quarter of 2008 the Company recorded earnings of $0.18 per share for nonrecurring items related to Visa, Inc.'s IPO. Excluding these nonrecurring items, core earnings for the year ended December 31, 2008 were $1.73 per share.

The Company's net interest income for the fourth quarter of 2008 increased 1.1% to $23.8 million compared to $23.5 million for 2007. Net interest margin decreased 30 basis points to 3.70% from the fourth quarter of 2007 and declined 14 basis points from the third quarter of 2008.

The Company's loan portfolio increased 4.5% to $1.93 billion at December 31, 2008. The growth was primarily attributable to increases in the student loan portfolio, as well as in real estate loans. "In the banking industry, there has been a lot of focus regarding the potential loss in loan portfolios with a high concentration of construction loans. Our construction loans as a percent of total loans outstanding were only 11.6% at December 31, very favorable to the industry average," added May.

Non-performing assets as a percent of total assets were 0.64% as of December 31, 2008, up 1 basis point from September 30, 2008. Non-performing loans as a percent of total loans were 0.81%.

The allowance for loan losses was $25.8 million at December 31, 2008, or 1.34% of total loans and 165% of non-performing loans. The Company's annualized net charge-off ratio for the fourth quarter of 2008 was 0.50%, flat compared to the third quarter. Excluding credit cards, the annualized net charge-off ratio for the fourth quarter was 0.36% compared to 0.38% for the third quarter. Annualized net credit card charge-offs for the fourth quarter were 2.02%, an increase of 22 basis points from the previous quarter, but still more than 400 basis points below the most recently published credit card charge-off industry average. "Our conservative culture has enabled us to engage in banking for 105 years, and that culture is a big part of our success today," added May.

Total deposits were $2.3 billion at December 31, 2008, an increase of $153 million, or 7.0% from the same period in 2007. At the beginning of 2008, the Company implemented strategic initiatives to reduce its dependency on time deposits. As a result, non-time core deposits increased $290 million, or 27%, while the dependency on more costly time deposits decreased by $137 million from December 31, 2007.

Total assets for the Company were $2.9 billion at December 31, 2008. Stockholders' equity increased 6.0% to $289 million at December 31, 2008 compared to $272 million at December 31, 2007. At December 31, 2008, book value per share was $20.69 and tangible book value per share was $16.16.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company's eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 47 communities.

The Simmons First National Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4819

CONFERENCE CALL

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, January 15, 2009. Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A replay of the call will be available through 5:00 p.m. Central Time on January 22, 2009 by dialing 1-800-642-1687. The passcode for the replay is 77843240. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

 Simmons First National Corporation                               SFNC
 Consolidated End of Period Balance Sheets
 For the Quarters Ended
 (Unaudited)
                  Dec 31     Sep 30     Jun 30     Mar 31     Dec 31
                   2008       2008       2008       2008       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   71,801 $   70,640 $   79,569 $   86,891 $   82,630
 Interest
  bearing
  balances due
  from banks        61,085     71,837     76,253    107,332     21,140
 Federal funds
  sold               6,650      7,310     44,430     53,775      6,460
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     139,536    149,787    200,252    247,998    110,230

 Investment
  securities -
  held-to-
  maturity         187,301    181,805    186,400    182,194    190,284
 Investment
  securities -
  available-for-
  sale             463,683    394,267    439,625    389,214    340,646
 Mortgage loans
  held for sale     10,336      4,377     11,581      7,735     11,097
 Assets held in
  trading
  accounts             904        890      1,004      5,806      5,658

 Loans           1,933,074  1,936,279  1,908,328  1,842,138  1,850,454
  Allowance for
   loan losses     (25,841)   (25,548)   (25,752)   (25,392)   (25,303)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,907,233  1,910,731  1,882,576  1,816,746  1,825,151

 Premises and
  equipment         78,904     78,357     78,299     77,281     75,473
 Foreclosed
  assets held
  for sale, net      2,995      4,044      3,440      3,556      2,629
 Interest
  receivable        20,930     23,322     20,863     19,696     21,345
 Bank owned life
  insurance         39,617     39,220     38,851     38,400     38,039
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           2,575      2,777      2,978      3,180      3,382
 Other assets        8,490     10,010      8,968      9,347      7,908
                ---------- ---------- ---------- ---------- ----------

   TOTAL ASSETS $2,923,109 $2,860,192 $2,935,442 $2,861,758 $2,692,447
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  334,998 $  318,660 $  335,310 $  327,627 $  310,181
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits       1,026,824  1,024,176  1,025,908    901,852    761,233
 Time deposits
  less than
  $100,000         556,118    556,516    577,435    618,173    659,181
 Time deposits
  greater than
  $100,000         418,393    395,040    424,330    449,199    452,262
                ---------- ---------- ---------- ---------- ----------
    Total
     deposits    2,336,333  2,294,392  2,362,983  2,296,851  2,182,857
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase       115,449    104,002    115,554    113,891    128,806
 Short-term debt     1,112      1,480      4,549        590      1,777
 Long-term
  FHLB debt -
  affiliate
  banks            127,741    126,089    119,973    108,809     51,355
 Subordinated
  debt issued to
  capital trusts    30,930     30,930     30,930     30,930     30,930
 Accrued
  interest and
  other
  liabilities       22,752     22,482     23,302     29,898     24,316
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,634,317  2,579,375  2,657,291  2,580,969  2,420,041
                ---------- ---------- ---------- ---------- ----------

 STOCKHOLDERS'
  EQUITY
 Capital stock         140        140        139        139        139
 Surplus            40,807     40,744     40,674     40,655     41,019
 Undivided
  profits          244,655    241,682    237,859    234,515    229,520
 Accumulated
  other
  comprehensive
  income (loss)
  Unrealized
   appreciation
   (depreciation)
   on AFS
   securities        3,190     (1,749)      (521)     5,480      1,728
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    STOCKHOLDERS'
    EQUITY         288,792    280,817    278,151    280,789    272,406
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    LIABILITIES
    AND
    STOCKHOLDERS'
    EQUITY      $2,923,109 $2,860,192 $2,935,442 $2,861,758 $2,692,447
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended
 (Unaudited)
                  Dec 31     Sep 30     Jun 30     Mar 31     Dec 31
                   2008       2008       2008       2008       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   63,005 $   70,908 $   69,197 $   70,105 $   75,416
 Interest
  bearing
  balances due
  from banks       107,211     65,819     85,578     56,384     21,855
 Federal funds
  sold              14,394     32,910     55,543     35,460      9,464
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     184,610    169,637    210,318    161,949    106,735

 Investment
  securities -
  held-to-
  maturity         181,249    184,734    184,603    184,062    180,631
 Investment
  securities -
  available-for-
  sale             410,628    431,215    431,869    382,939    338,276
 Mortgage loans
  held for sale      4,661      6,759      8,740      7,474      7,535
 Assets held in
  trading
  accounts             958        727      5,747      5,731      5,588

 Loans           1,948,320  1,905,979  1,869,369  1,841,762  1,856,973
  Allowance for
   loan losses     (25,817)   (25,878)   (25,426)   (25,622)   (25,540)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,922,503  1,880,101  1,843,943  1,816,140  1,831,433

 Premises and
  equipment         79,048     78,383     78,170     76,528     74,569
 Foreclosed
  assets held
  for sale, net      3,724      3,693      3,685      2,659      2,086
 Interest
  receivable        22,716     21,886     20,745     21,069     24,636
 Bank owned life
  insurance         39,411     39,038     38,600     38,213     37,820
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           2,694      2,895      3,095      3,299      3,498
 Other assets        7,748      8,270      5,053      7,273      7,238
                ---------- ---------- ---------- ---------- ----------

   TOTAL ASSETS $2,920,555 $2,887,943 $2,895,173 $2,767,941 $2,680,650
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  322,540 $  320,160 $  318,978 $  308,715 $  306,939
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits       1,040,619  1,021,519    972,687    803,439    748,670
 Time deposits
  less than
  $100,000         565,219    569,859    598,264    647,150    668,458
 Time deposits
  greater than
  $100,000         408,764    404,694    438,887    452,872    443,790
                ---------- ---------- ---------- ---------- ----------
    Total
     deposits    2,337,142  2,316,232  2,328,816  2,212,176  2,167,857
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase       116,048    102,704    110,646    126,459    121,792
 Short-term debt     3,153      9,668      2,791      1,715     13,202
 Long-term debt    159,027    154,676    147,948    123,221     81,146
 Accrued
  interest and
  other
  liabilities       20,078     21,948     21,935     26,484     24,211
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,635,448  2,605,228  2,612,136  2,490,055  2,408,208
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    STOCKHOLDERS'
    EQUITY         285,107    282,715    283,037    277,886    272,442
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    LIABILITIES
    AND
    STOCKHOLDERS'
    EQUITY      $2,920,555 $2,887,943 $2,895,173 $2,767,941 $2,680,650
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended
 (Unaudited)
                       Dec 31    Sep 30    Jun 30    Mar 31    Dec 31
                        2008      2008      2008      2008      2007
                      --------  --------  --------  --------  --------
 (in thousands, except
  per share data)

 INTEREST INCOME
  Loans               $ 30,266  $ 31,548  $ 31,159  $ 33,106  $ 35,955
  Federal funds sold        31       176       285       256       116
  Investment
   securities            6,758     7,063     7,055     6,569     5,990
  Mortgage loans held
   for sale, net of
   unrealized gains
   (losses)                 74       112       113       112       122
  Assets held in
   trading accounts          1        --        41         1       (23)
  Interest bearing
   balances due from
   banks                   231       309       487       388       223
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    INCOME              37,361    39,208    39,140    40,432    42,383
                      --------  --------  --------  --------  --------
 INTEREST EXPENSE
  Time deposits          7,807     8,491    10,006    11,922    12,918
  Other deposits         3,643     4,116     3,899     3,266     3,257
  Federal funds
   purchased and
   securities sold
   under agreements
   to repurchase           297       429       463       921     1,317
  Short-term debt           10        62        19        20       167
  Long-term debt         1,824     1,763     1,655     1,511     1,203
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    EXPENSE             13,581    14,861    16,042    17,640    18,862
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME    23,780    24,347    23,098    22,792    23,521
  Provision for loan
   losses                2,751     2,214     2,214     1,467     1,749
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME
  AFTER PROVISION FOR
  LOAN LOSSES           21,029    22,133    20,884    21,325    21,772
                      --------  --------  --------  --------  --------
 NON-INTEREST INCOME
  Trust income           1,524     1,608     1,450     1,648     1,580
  Service charges on
   deposit accounts      4,013     4,009     3,691     3,434     3,882
  Other service
   charges and fees        659       648       621       753       818
  Income on sale of
   mortgage loans, net
   of commissions          530       595       760       721       644
  Income on investment
   banking, net of
   commissions             246       131       199       449       230
  Credit card fees       3,435     3,491     3,480     3,173     3,428
  Premiums on sale of
   student loans            --         3       507       624       299
  Bank owned life
   insurance income        389       370       425       361       403
  Other income             530       433       587     3,829       557
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    INCOME              11,326    11,288    11,720    14,992    11,841
                      --------  --------  --------  --------  --------
 NON-INTEREST EXPENSE
  Salaries and
   employee benefits    14,353    14,056    14,433    14,208    13,458
  Occupancy expense,
   net                   1,857     1,912     1,804     1,810     1,729
  Furniture and
   equipment expense     1,462     1,543     1,472     1,490     1,438
  Other real estate
   and foreclosure
   expense                  53        57        87        42        76
  Deposit insurance        325       267       113        88       108
  Other operating
   expenses              6,530     6,606     6,300     5,492     7,941
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    EXPENSE             24,580    24,441    24,209    23,130    24,750
                      --------  --------  --------  --------  --------
 NET INCOME BEFORE
  INCOME TAXES           7,775     8,980     8,395    13,187     8,863
  Provision for income
   taxes                 2,149     2,506     2,401     4,371     2,671
                      --------  --------  --------  --------  --------
 NET INCOME           $  5,626  $  6,474  $  5,994  $  8,816  $  6,192
                      ========  ========  ========  ========  ========
 BASIC EARNINGS PER
  SHARE               $   0.40  $   0.47  $   0.43  $   0.63  $   0.45
                      ========  ========  ========  ========  ========
 DILUTED EARNINGS PER
  SHARE               $   0.40  $   0.46  $   0.42  $   0.63  $   0.44
                      ========  ========  ========  ========  ========

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended
 (Unaudited)
                       Dec 31    Sep 30    Jun 30    Mar 31    Dec 31
                        2008      2008      2008      2008      2007
                      --------  --------  --------  --------  --------
 (in thousands, except
  per share data)

 INTEREST INCOME
  Loans               $126,079  $ 95,812  $ 64,264  $ 33,106  $141,706
  Federal funds sold       748       716       540       256     1,418
  Investment
   securities           27,445    20,687    13,624     6,569    23,646
  Mortgage loans held
   for sale, net of
   unrealized gains
   (losses)                411       338       226       112       505
  Assets held in
   trading accounts         43        42        42         1       100
  Interest bearing
   balances due from
   banks                 1,415     1,184       875       388     1,161
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    INCOME             156,141   118,779    79,571    40,432   168,536
                      --------  --------  --------  --------  --------
 INTEREST EXPENSE
  Time deposits         38,226    30,420    21,929    11,922    52,385
  Other deposits        14,924    11,280     7,163     3,266    13,089
  Federal funds
   purchased and
   securities sold
   under agreements
   to repurchase         2,110     1,813     1,385       921     5,371
  Short-term debt          111       101        38        20       804
  Long-term debt         6,753     4,929     3,166     1,511     4,771
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    EXPENSE             62,124    48,543    33,681    17,640    76,420
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME    94,017    70,236    45,890    22,792    92,116
  Provision for loan
   losses                8,646     5,895     3,681     1,467     4,181
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME
  AFTER PROVISION FOR
  LOAN LOSSES           85,371    64,341    42,209    21,325    87,935
                      --------  --------  --------  --------  --------
 NON-INTEREST INCOME
  Trust income           6,230     4,707     3,098     1,648     6,218
  Service charges on
   deposit accounts     15,145    11,134     7,125     3,434    14,794
  Other service
   charges and fees      2,681     2,021     1,374       753     3,016
  Income on sale of
   mortgage loans, net
   of commissions        2,606     2,077     1,482       721     2,766
  Income on investment
   banking, net of
   commissions           1,025       779       648       449       623
  Credit card fees      13,579    10,144     6,653     3,173    12,217
  Premiums on sale of
   student loans         1,134     1,135     1,132       624     2,341
  Bank owned life
   insurance income      1,547     1,157       787       361     1,493
  Other income           5,379     4,843     4,413     3,829     2,535
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    INCOME              49,326    37,997    26,712    14,992    46,003
                      --------  --------  --------  --------  --------
 NON-INTEREST EXPENSE
  Salaries and
   employee benefits    57,050    42,697    28,641    14,208    54,865
  Occupancy expense,
   net                   7,383     5,526     3,615     1,810     6,674
  Furniture and
   equipment expense     5,967     4,505     2,962     1,490     5,865
  Other real estate
   and foreclosure
   expense                 239       185       129        42       212
  Deposit insurance        793       468       201        88       328
  Other operating
   expenses             24,928    18,395    11,791     5,492    26,253
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    EXPENSE             96,360    71,776    47,339    23,130    94,197
                      --------  --------  --------  --------  --------
 NET INCOME BEFORE
  INCOME TAXES          38,337    30,562    21,582    13,187    39,741
  Provision for income
   taxes                11,427     9,278     6,772     4,371    12,381
                      --------  --------  --------  --------  --------
 NET INCOME           $ 26,910  $ 21,284  $ 14,810  $  8,816  $ 27,360
                      ========  ========  ========  ========  ========
 BASIC EARNINGS PER
  SHARE               $   1.93  $   1.53  $   1.06  $   0.63  $   1.95
                      ========  ========  ========  ========  ========
 DILUTED EARNINGS PER
  SHARE               $   1.91  $   1.51  $   1.05  $   0.63  $   1.92
                      ========  ========  ========  ========  ========

 Simmons First National Corporation                               SFNC
 Consolidated Risk-Based Capital
 For the Quarters Ended
 (Unaudited)
                  Dec 31     Sep 30     Jun 30     Mar 31     Dec 31
                   2008       2008       2008       2008       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 Tier 1 capital
 --------------
  Stockholders'
   equity       $  288,792 $  280,817 $  278,151 $  280,789 $  272,406
  Trust
   preferred
   securities,
   net allowable    30,000     30,000     30,000     30,000     30,000
  Disallowed
   intangible
   assets, net
   of def. tax     (53,034)   (63,125)   (63,330)   (63,536)   (63,706)
  Unrealized
   loss (gain)
   on AFS
   securities       (3,190)     1,749        521     (5,480)    (1,728)
                ---------- ---------- ---------- ---------- ----------

   Total Tier 1
    capital        262,568    249,441    245,342    241,773    236,972
                ---------- ---------- ---------- ---------- ----------

 Tier 2 capital
 --------------
  Qualifying
   unrealized
   gain on AFS
   securities          179          3         19         17         52
  Qualifying
   allowance for
   loan losses      24,827     24,888     25,136     24,405     23,866
                ---------- ---------- ---------- ---------- ----------

   Total Tier 2
    capital         25,006     24,891     25,155     24,422     23,918
                ---------- ---------- ---------- ---------- ----------

   Total
    risk-based
    capital     $  287,574 $  274,332 $  270,497 $  266,195 $  260,890
                ========== ========== ========== ========== ==========

 Risk weighted
  assets        $1,983,654 $1,988,879 $2,008,764 $1,949,862 $1,906,321
                ========== ========== ========== ========== ==========

 Adjusted
  average assets
  for leverage
  ratio         $2,870,882 $2,825,844 $2,826,216 $2,698,488 $2,615,915
                ========== ========== ========== ========== ==========

 Ratios at end
  of quarter
 -------------
  Equity to
   assets             9.88%      9.82%      9.48%      9.81%     10.12%
  Tangible
   equity to
   tangible
   assets             7.89%      7.77%      7.47%      7.76%      7.93%
  Leverage ratio      9.15%      8.83%      8.68%      8.96%      9.06%
  Tier 1 capital     13.24%     12.54%     12.21%     12.40%     12.43%
  Total
   risk-based
   capital           14.50%     13.79%     13.47%     13.65%     13.69%

 Simmons First National Corporation                               SFNC
 Consolidated Loans and Investments
 For the Quarters Ended
 (Unaudited)
                  Dec 31     Sep 30     Jun 30     Mar 31     Dec 31
                   2008       2008       2008       2008       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 Loan Portfolio
  - End of
  Period
 --------------
  Consumer
   Credit cards $  169,615 $  162,862 $  162,103 $  158,701 $  166,044
   Student
    loans          111,584    102,346     75,371     84,884     76,277
   Other
    consumer       138,145    137,763    135,342    135,247    137,624
                ---------- ---------- ---------- ---------- ----------
    Total
     consumer      419,344    402,971    372,816    378,832    379,945
  Real Estate
   Construction    224,924    227,071    245,284    257,635    260,924
   Single-family
    residential    409,540    400,845    388,353    383,167    382,676
   Other
    commercial     584,843    576,958    558,257    547,335    542,184
                ---------- ---------- ---------- ---------- ----------
    Total real
     estate      1,219,307  1,204,874  1,191,894  1,188,137  1,185,784
  Commercial
   Commercial      192,496    184,690    229,817    198,209    193,091
   Agricultural     88,233    130,988    100,923     62,373     73,470
   Financial
    institutions     3,471      2,581      4,506      4,503      7,440
                ---------- ---------- ---------- ---------- ----------
    Total
     commercial    284,200    318,259    335,246    265,085    274,001
  Other             10,223     10,175      8,372     10,084     10,724
                ---------- ---------- ---------- ---------- ----------

    Total Loans $1,933,074 $1,936,279 $1,908,328 $1,842,138 $1,850,454
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  End of Period
 --------------
  Held-to-
   Maturity
   U.S
    Treasury    $       -- $       -- $    1,500 $    1,500 $    1,500
   U.S
    Government
    agencies        18,000     19,000     24,000     24,000     37,000
   Mortgage-
    backed
    securities         109        112        117        121        129
   State and
    political
    subdivisions   168,262    161,763    159,853    154,166    149,262
   Other
    securities         930        930        930      2,407      2,393
                ---------- ---------- ---------- ---------- ----------
    Total held-
     to-maturity   187,301    181,805    186,400    182,194    190,284
                ---------- ---------- ---------- ---------- ----------
  Available-for-
   Sale
   U.S. Treasury     6,089      6,990      2,465      2,510      5,524
   U.S
    Government
    agencies       351,161    364,995    370,022    346,925    320,791
   Mortgage-
    backed
    securities       2,879      2,798      2,840      2,961      2,757
   State and
    political
    subdivisions       637        637        637        637        858
   FHLB stock        7,358      7,890      7,453      6,468      5,913
   Other
    securities      95,559     10,957     56,208     29,713      4,804
                ---------- ---------- ---------- ---------- ----------
    Total
     available-
     for-sale      463,683    394,267    439,625    389,214    340,647
                ---------- ---------- ---------- ---------- ----------

    Total
     investment
     securities $  650,984 $  576,072 $  626,025 $  571,408 $  530,931
                ========== ========== ========== ========== ==========

    Fair Value -
     HTM
     investment
     securities $  187,320 $  180,519 $  185,665 $  184,757 $  191,738
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  QTD Average
 -------------
  Taxable
   securities   $  429,314 $  455,547 $  457,918 $  414,718 $  378,811
  Tax exempt
   securities      162,563    160,402    158,554    152,283    140,096
                ---------- ---------- ---------- ---------- ----------

   Total
    investment
    securities -
    QTD average $  591,877 $  615,949 $  616,472 $  567,001 $  518,907
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Allowance and Asset Quality
 For the Quarters Ended
 (Unaudited)
                       Dec 31    Sep 30    Jun 30    Mar 31    Dec 31
                        2008      2008      2008      2008      2007
                      --------  --------  --------  --------  --------
 (in thousands)

 Allowance for Loan
  Losses
 ------------------
  Balance, beginning
   of quarter         $ 25,548  $ 25,752  $ 25,392  $ 25,303  $ 25,107
                      --------  --------  --------  --------  --------

  Loans charged off
   Credit cards          1,033       971       977       779       670
   Other consumer          697       459       592       357       412
   Real estate             517     1,274       719       477       669
   Commercial              761       379        52       202       211
                      --------  --------  --------  --------  --------
    Total loans
     charged off         3,008     3,083     2,340     1,815     1,962
                      --------  --------  --------  --------  --------

  Recoveries of loans
   previously charged
   off
   Credit cards            202       237       252       192       231
   Other consumer           97       137       132       153       104
   Real estate              35        73        20        79        38
   Commercial              216       218        82        13        36
                      --------  --------  --------  --------  --------
    Total recoveries       550       665       486       437       409
                      --------  --------  --------  --------  --------
   Net loans charged
    off                  2,458     2,418     1,854     1,378     1,553
  Provision for loan
   losses                2,751     2,214     2,214     1,467     1,749
                      --------  --------  --------  --------  --------
  Balance, end of
   quarter            $ 25,841  $ 25,548  $ 25,752  $ 25,392  $ 25,303
                      ========  ========  ========  ========  ========

 Non-performing assets
 ---------------------
  Non-performing loans
   Nonaccrual loans
    Real estate       $ 12,234  $  9,248  $ 10,373  $  6,735  $  7,350
    Commercial             668     1,778     1,494       619       883
    Consumer             1,456     1,420     1,409     1,590     1,676
                      --------  --------  --------  --------  --------
     Total nonaccrual
      loans             14,358    12,446    13,276     8,944     9,909
   Loans past due 90
    days or more         1,292     1,572     1,202     2,158     1,282
                      --------  --------  --------  --------  --------
      Total
       non-performing
       loans            15,650    14,018    14,478    11,102    11,191
                      --------  --------  --------  --------  --------

  Other non-performing
   assets
   Foreclosed assets
    held for sale        2,995     4,044     3,440     3,556     2,629
   Other
    non-performing
    assets                  12        --         1         9        17
                      --------  --------  --------  --------  --------
    Total other
     non-performing
     assets              3,007     4,044     3,441     3,565     2,646
                      --------  --------  --------  --------  --------

     Total
      non-performing
      assets          $ 18,657  $ 18,062  $ 17,919  $ 14,667  $ 13,837
                      ========  ========  ========  ========  ========

 Ratios
 ------
  Allowance for loan
   losses to total
   loans                  1.34%     1.32%     1.35%     1.38%     1.37%
  Allowance for loan
   losses to
   non-performing
   loans                165.12%   182.25%   177.87%   228.72%   226.10%
  Allowance for loan
   losses to
   non-performing
   assets               138.51%   141.45%   143.71%   173.12%   182.86%
  Non-performing loans
   to total loans         0.81%     0.72%     0.76%     0.60%     0.60%
  Non-performing
   assets to total
   assets                 0.64%     0.63%     0.61%     0.51%     0.51%
  Annualized net
   charge offs to
   total loans            0.50%     0.50%     0.40%     0.30%     0.33%
  Annualized net
   charge offs to
   total loans
   (excluding credit
   cards)                 0.36%     0.38%     0.27%     0.19%     0.26%
  Past due loans
   greater than 30
   days (excluding
   nonaccrual)            0.88%     0.63%     0.48%     1.07%     0.70%

 Simmons First National Corporation                               SFNC
 Consolidated - Net Interest Income Analysis
 For the Quarters Ended
 (Unaudited)
                                Dec 31  Sep 30  Jun 30  Mar 31  Dec 31
                                 2008    2008    2008    2008    2007
                                ------  ------  ------  ------  ------
   ASSETS

 Earning Assets
  Interest bearing balances due
   from banks                     0.86%   1.87%   2.29%   2.77%   4.05%
  Federal funds sold              0.86%   2.13%   2.06%   2.90%   4.86%
  Investment securities           5.20%   5.19%   5.22%   5.31%   5.22%
  Mortgage loans held for sale    6.32%   6.59%   5.20%   6.03%   6.42%
  Assets held in trading
   accounts                       0.42%   0.00%   2.87%   0.07%  -1.63%
  Loans                           6.19%   6.60%   6.72%   7.24%   7.70%
   Total interest earning assets  5.73%   6.09%   6.11%   6.63%   7.10%

   LIABILITIES

 Interest bearing liabilities
  Interest bearing transaction
   and savings accounts           1.39%   1.60%   1.61%   1.63%   1.73%
  Time deposits                   3.19%   3.47%   3.88%   4.36%   4.61%
   Total interest bearing
    deposits                      2.26%   2.51%   2.78%   3.21%   3.45%
  Federal funds purchased and
   securities sold under
   agreement to repurchase        1.02%   1.66%   1.68%   2.93%   4.29%
  Short-term debt                 1.26%   2.55%   2.74%   4.69%   5.02%
  Long-term debt                  4.56%   4.53%   4.50%   4.93%   5.88%
   Total interest bearing
    liabilities                   2.36%   2.61%   2.84%   3.29%   3.60%

   NET INTEREST MARGIN/SPREAD

  Net interest spread             3.37%   3.48%   3.27%   3.34%   3.49%
  Net interest margin -
   quarter-to-date                3.70%   3.84%   3.67%   3.80%   4.00%
  Net interest margin -
   year-to-date                   3.75%   3.77%   3.74%   3.80%   3.96%

 Simmons First National Corporation                               SFNC
 Consolidated - Selected Financial Data
 For the Quarters Ended
 (Unaudited)
                  Dec 31     Sep 30     Jun 30     Mar 31     Dec 31
                   2008       2008       2008       2008       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands,
  except per
  share data)

 QUARTER-TO-DATE
 ---------------
  Diluted
   earnings per
   share        $     0.40 $     0.46 $     0.42 $     0.63 $     0.44
  Core earnings
   (excludes
   nonrecurring
   items)
   (non-GAAP)        5,626      6,474      5,994      6,258      6,936
  Diluted core
   earnings per
   share
   (non-GAAP)         0.40       0.46       0.42       0.45       0.49
  Cash dividends
   declared per
   common share       0.19       0.19       0.19       0.19       0.19
  Cash dividends
   declared -
   amount            2,653      2,651      2,650      2,647      2,645
  Return on
   average
   stockholders'
   equity             7.85%      9.11%      8.52%     12.76%      9.02%
  Return on
   tangible
   equity            10.32%     11.98%     11.22%     16.81%     12.25%
  Return on
   average
   assets             0.77%      0.89%      0.83%      1.28%      0.92%
  Net interest
   margin (FTE)       3.70%      3.84%      3.67%      3.80%      4.00%
  FTE Adjustment
   - investments       980        967        952        916        842
  FTE Adjustment
   - loans              63         64         57         61         67
  Amortization
   of
   intangibles         202        201        202        202        202
  Amortization
   of
   intangibles,
   net of taxes        127        127        127        127        127
  Average shares
   outstanding  13,959,174 13,951,373 13,940,253 13,929,974 13,924,592
  Shares
   repurchased          --         --     21,700     23,480     25,895
  Average price
   of
   repurchased
   shares               --         --      30.25      26.65      26.38
  Average
   earning
   assets        2,667,421  2,628,143  2,641,449  2,513,812  2,420,322
  Average
   interest
   bearing
   liabilities   2,292,830  2,263,120  2,271,223  2,154,856  2,077,058

 YEAR-TO-DATE
 ------------
  Diluted
   earnings per
   share        $     1.91 $     1.51 $     1.05 $     0.63 $     1.92
  Core earnings
   (excludes
   nonrecurring
   items)
   (non-GAAP)       24,352     18,726     12,252      6,258     28,104
  Diluted core
   earnings per
   share
   (non-GAAP)         1.73       1.33       0.87       0.45       1.97
  Cash dividends
   declared per
   common share       0.76       0.57       0.38       0.19       0.73
  Return on
   average
   stockholders'
   equity             9.54%     10.11%     10.62%     12.76%     10.26%
  Return on
   tangible
   equity            12.54%     13.30%     13.98%     16.81%     13.78%
  Return on
   average
   assets             0.94%      1.00%      1.05%      1.28%      1.03%
  Net interest
   margin (FTE)       3.75%      3.77%      3.74%      3.80%      3.96%
  FTE Adjustment
   - investments     3,815      2,835      1,868        916      3,170
  FTE Adjustment
   - loans             245        182        118         61        293
  Amortization
   of
   intangibles         807        605        404        202        819
  Amortization
   of
   intangibles,
   net of taxes        508        381        254        127        515
  Average shares
   outstanding  13,945,249 13,940,573 13,935,114 13,929,980 14,043,626
  Average
   diluted
   shares
   outstanding  14,107,943 14,109,028 14,087,690 14,069,322 14,241,182
  Average
   earning
   assets        2,617,506  2,594,469  2,577,632  2,513,812  2,412,218
  Average
   interest
   bearing
   liabilities   2,245,509  2,229,733  2,213,039  2,154,856  2,070,049

 END OF PERIOD
 -------------
  Book value per
   share        $    20.69 $    20.12 $    19.94 $    20.14 $    19.57
  Tangible book
   value per
   share             16.16      15.58      15.38      15.56      14.97
  Shares
   outstanding  13,960,680 13,958,932 13,948,442 13,941,849 13,918,368
  Full-time
   equivalent
   employees         1,123      1,125      1,135      1,121      1,128
  Total number
   of ATM's             93         93         95         92         90
  Total number
   of financial
   centers              84         84         85         85         84
  Parent company
   only -
   investment in
   subsidiaries    291,392    285,474    284,614    290,465    288,744
  Parent company
   only -
   intangible
   assets              133        133        133        133        133

 Simmons First National Corporation                               SFNC
 Consolidated - Reconciliation of Core Earnings (non-GAAP)
 For the Quarters Ended
 (Unaudited)
                       Dec 31    Sep 30    Jun 30    Mar 31    Dec 31
                        2008      2008      2008      2008      2007
                      --------  --------  --------  --------  --------
 (in thousands, except
  per share data)

 QUARTER-TO-DATE
 ---------------
  Net Income          $  5,626  $  6,474  $  5,994  $  8,816  $  6,192
   Nonrecurring items
    Mandatory stock
     redemption gain
     (Visa)                 --        --        --    (2,973)       --
    Litigation
     liability (Visa)       --        --        --    (1,220)    1,220
    Tax effect (39%)        --        --        --     1,635      (476)
                      --------  --------  --------  --------  --------
   Net nonrecurring
    items                   --        --        --    (2,558)      744
                      --------  --------  --------  --------  --------
  Core earnings
   (non-GAAP)         $  5,626  $  6,474  $  5,994  $  6,258  $  6,936
                      ========  ========  ========  ========  ========

  Diluted earnings
   per share          $   0.40  $   0.46  $   0.42  $   0.63  $   0.44
   Nonrecurring items
    Mandatory stock
     redemption gain
     (Visa)                 --        --        --     (0.21)       --
    Litigation
     liability (Visa)       --        --        --     (0.09)     0.09
    Tax effect (39%)        --        --        --      0.12     (0.04)
                      --------  --------  --------  --------  --------
   Net nonrecurring
    items                   --        --        --     (0.18)     0.05
                      --------  --------  --------  --------  --------
  Diluted core
   earnings per share
   (non-GAAP)         $   0.40  $   0.46  $   0.42  $   0.45  $   0.49
                      ========  ========  ========  ========  ========

 YEAR-TO-DATE
 ------------
  Net Income          $ 26,910  $ 21,284  $ 14,810  $  8,816  $ 27,360
   Nonrecurring items
    Mandatory stock
     redemption gain
     (Visa)             (2,973)   (2,973)   (2,973)   (2,973)       --
    Litigation
     liability (Visa)   (1,220)   (1,220)   (1,220)   (1,220)    1,220
    Tax effect (39%)     1,635     1,635     1,635     1,635      (476)
                      --------  --------  --------  --------  --------
   Net nonrecurring
    items               (2,558)   (2,558)   (2,558)   (2,558)      744
                      --------  --------  --------  --------  --------
  Core earnings
   (non-GAAP)         $ 24,352  $ 18,726  $ 12,252  $  6,258  $ 28,104
                      ========  ========  ========  ========  ========

  Diluted earnings
   per share          $   1.91  $   1.51  $   1.05  $   0.63  $   1.92
   Nonrecurring items
    Mandatory stock
     redemption gain
     (Visa)              (0.21)    (0.21)    (0.21)    (0.21)       --
    Litigation
     liability (Visa)    (0.09)    (0.09)    (0.09)    (0.09)     0.09
    Tax effect (39%)      0.12      0.12      0.12      0.12     (0.04)
                      --------  --------  --------  --------  --------
   Net nonrecurring
    items                (0.18)    (0.18)    (0.18)    (0.18)     0.05
                      --------  --------  --------  --------  --------
  Diluted core
   earnings per share
   (non-GAAP)         $   1.73  $   1.33  $   0.87  $   0.45  $   1.97
                      ========  ========  ========  ========  ========

CONTACT:  Simmons First National Corporation
          David W. Garner, Senior Vice President and Investor
           Relations Officer
          (870) 541-1000